UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2008

GENTA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19635 (Commission File Number)	33-0326866 (IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ (Address of Principal Executive Offices)	07922 (Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing

On March 27, 2008, Genta Incorporated (the ‘‘Company’’), announced that the NASDAQ Listing Qualifications Panel has granted the Company’s request for an extension of time to achieve full compliance with the applicable NASDAQ listing requirements. Pursuant to the Panel’s decision, the listing of the Company’s common stock was transferred from The NASDAQ Global Market to The NASDAQ Capital Market, effective with the open of trading on Friday, March 28, 2008. The Company continues to trade under its existing symbol, ‘‘GNTA’’.

Item 8.01 Other Events.

Please see Item 3.01 for discussion.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated March 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
Date: March 31, 2008	By:	/s/ GARY SIEGEL
Name: Gary Siegel
Title: Vice President Finance

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page
99.1	Press Release of the Company dated March 27, 2008